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 EXHIBIT 99
 Chrysler Financial                                                                     Distribution Date:                  9/6/2002
 DaimlerChrysler Auto Trust 2002-A Monthly Servicer's Certificate (HO)                                                   Page 1 of 2
------------------------------------------------------------------------------------------------------------------------------------
       Payment Determination Statement Number                                                    4.00
       Distribution Date                                                                     9/6/2002

       DATES COVERED                                                          FROM AND INCLUDING           TO AND INCLUDING
       -------------                                                          ------------------           ----------------
            Collections Period                                                               8/1/2002                  8/31/2002
            Accrual Period                                                                   8/6/2002                   9/5/2002
            30/360 Days                                                                            30
            Actual/360 Days                                                                        31


                                                                                   NUMBER OF
       COLLATERAL POOL BALANCE DATA                                                ACCOUNTS                    $ AMOUNT
       ----------------------------                                                --------                    --------

       Pool Balance - Beginning of Period                                                     138,231           2,244,227,275.99
       Collections of Installment Principal                                                                        48,141,326.35
       Collections Attributable to Full Payoffs                                                                    22,184,222.04
       Principal Amount of Repurchases                                                                                         -
       Principal Amount of Gross Losses                                                     1,134,359               1,555,968.30
                                                                                                                ----------------
       Pool Balance - End of Period                                                           136,174           2,172,345,759.30
                                                                                                                ================


       POOL STATISTICS                                                                                       END OF PERIOD
       ---------------                                                                                       -------------

       Initial Pool Balance (Pool Balance at the Purchase Date)                                                 2,504,880,990.65
       Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                      0.87

       Ending O/C Amount                                                                                          143,956,194.50
       Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                               1.07

       CUMULATIVE NET LOSSES                                                               497,636.49               1,153,542.05
       ---------------------
       Net Loss Ratio (3 mo. Weighted Avg.)                                                                                 0.00
       Cumulative Recovery Ratio                                                                                            0.57
       60+ Days Delinquency Amount                                                                                  5,675,137.15
       Delinquency Ratio (3 mo. Weighted Avg.)                                                                              0.00

       Weighted Average APR                                                                                                 0.06
       Weighted Average Remaining Term (months)                                                                            46.91
       Weighted Average Seasoning (months)                                                                                  9.58


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 Chrysler Financial                                                                     Distribution Date:                 9/6/2002
 DAIMLERCHRYSLER AUTO TRUST 2002-A MONTHLY SERVICER'S CERTIFICATE (HO)                                                  PAGE 2 OF 2

------------------------------------------------------------------------------------------------------------------------------------
       Cash Sources
            Collections of Installment Principal                                     48,141,326.35
            Collections Attributable to Full Payoffs                                 22,184,222.04
            Principal Amount of Repurchases                                                      -
            Recoveries on Loss Accounts                          636,722.24             900,062.74

            Collections of Interest                                                  11,740,906.59
            Investment Earnings                                                          87,359.53
            Reserve Account                                                           5,958,500.00
                                                                                -------------------
            Total Sources                                                            89,012,377.25
                                                                                ===================

       Cash Uses
            Servicer Fee                                                              1,870,189.40
            Note Interest                                                             5,766,183.54
            Reserve Fund                                                              5,958,500.00
            O/C Release to Seller                                                                -
            Note Principal                                                           75,417,504.31
                                                                                -------------------
            Total Cash Uses                                                          89,012,377.25
                                                                                ===================


       Administrative Payment
       TOTAL PRINCIPAL AND INTEREST SOURCES                                          89,012,377.25
       Investment Earnings in Trust Account                                             (87,359.53)
       Daily Collections Remitted                                                   (82,160,368.23)
       Cash Reserve in Trust Account                                                 (5,958,500.00)
       Servicer Fee (withheld)                                                       (1,870,189.40)
       O/C Release to Seller                                                                     -
                                                                                -------------------
            PAYMENT DUE TO/(FROM) TRUST ACCOUNT                                      (1,064,039.91)
                                                                                ===================




        O/C Release               (Prospectus pg S16)
        POOL BALANCE                                                              2,172,345,759.30
       --------------
        Yield Supplement O/C Amount                                                 (28,485,797.95)
        Adjusted Pool Balance                                                     2,143,859,961.35

                                                                               --------------------
        Total Securities                                                          2,028,389,564.80
                                                                               ====================

        Adjusted O/C Amount                                                         115,470,396.55

        O/C Release Threshold                                                        85,754,398.45

        O/C Release Period?       (A1 Notes Matured)        No

        O/C Release                                                                 -

                                                      Beginning                Ending               Principal
                                                       Balance                Balance                Payment
                                                 -------------------    --------------------     -----------------
NOTES & CERTIFICATES
Class A-1  506,000,000.00  @   1.95%                  226,407,069.11         150,989,564.80          75,417,504.31
Class A-2  777,000,000.00  @   2.90%                  777,000,000.00         777,000,000.00                      -
Class A-3  599,000,000.00  @   3.85%                  599,000,000.00         599,000,000.00                      -
Class A-4  424,000,000.00  @   4.49%                  424,000,000.00         424,000,000.00                      -
Certificates                                           77,400,000.00          77,400,000.00                      -
                                                 -------------------    ------------------------------------------
    Total Securities                                2,103,807,069.11       2,028,389,564.80          75,417,504.31
                                                 ===================    ==========================================




                                             Principal per          Interest              Interest per
                                               $1000 Face            Payment               $1000 Face                 Original
                                             -------------    --------------------     -----------------        -------------------
NOTES & CERTIFICATES
Class A-1  506,000,000.00  @   1.95%                 149.05             380,175.20                   0.75            506,000,000.00
Class A-2  777,000,000.00  @   2.90%                      -           1,877,750.00                   2.42            777,000,000.00
Class A-3  599,000,000.00  @   3.85%                      -           1,921,791.67                   3.21            599,000,000.00
Class A-4  424,000,000.00  @   4.49%                      -           1,586,466.67                   3.74            424,000,000.00
Certificates                                              -                      -                                    77,400,000.00
                                                               -------------------                              -------------------
    Total Securities                                                  5,766,183.54                                 2,383,400,000.00
                                                               ===================                              ===================


 * Class A-1 Interest is computed on an Actual/360 Basis. Days in current period   31
                                                                                  ----

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